COLUMBIA FUNDS SERIES TRUST

Columbia Masters International Equity Portfolio

(the “Portfolio”)

Supplement dated November 23, 2010

Supplement to the Prospectuses dated August 1, 2010

In August 2010, the Portfolio’s Board of Trustees approved a proposal to merge the Portfolio into Columbia Multi-Advisor International Equity Fund. At this time, the Portfolio has determined not to proceed with the proposed merger.

Shareholders should retain this Supplement for future reference.

C-1116-2 A (11/10)